STOCK PURCHASE AGREEMENT

                                     BETWEEN

                    WindsorTech, Inc., a Delaware Corporation
                                       AND

                                CERTAIN INVESTORS
                            (AS LISTED ON SCHEDULE A)

                                      DATED

                                  May 18, 2004


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                            STOCK PURCHASE AGREEMENT
                            ------------------------


         This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 18th day of May, 2004 by and among WindsorTech, Inc.., a corporation organized and existing under the laws of the State of Delaware ("WindsorTech " or the "Company"), and certain investors, (hereinafter referred to collectively as "Investor" or "Investors") as listed on Schedule A herein (each agreement with an Investor being deemed a separate and independent agreement between the Company and such Investor).

                             PRELIMINARY STATEMENT:
                             ----------------------


         WHEREAS, the Investors wish to purchase, upon the terms and subject to the conditions of this Agreement of Three Million, Six Hundred Thousand Dollars ($3,600,000.00) of the Common Stock of the Company with the right, upon the purchase of each share of Common Stock, to receive one (1) common stock purchase warrant in accordance with the terms hereof (each share of Common Stock and corresponding stock purchase warrant are referred to herein as a "Unit"); and

         WHEREAS, the parties intend to memorialize the purchase and sale of such Units;

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I


             INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS
             ------------------------------------------------------

1.1 Incorporation by Reference. The foregoing recitals, Schedule A and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties , shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc.. AND CERTAIN INVESTORS
                                  PAGE 1 OF 24

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1.3  Certain  Definitions.   For  purposes  of  this  Agreement,  the  following
capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

         1.3.1 "1933 Act" means the Securities Act of 1933, as amended.

         1.3.2 "1934 Act" means the Securities Exchange Act of 1934, as amended.

         1.3.3 "Affiliate" means that definition as disclosed in the 1933 Act and/or 1934 Act and shall also mean a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

         1.3.4 "Articles". The Articles of Organization of the Company, as the same may be amended from time to time.

         1.3.5 "Closing Date" means the earlier of May 18, 2004 or upon all of the conditions of Article VIII and Article IX herein are satisfied, unless extended by mutual consent by the Company and the Investors on or before May 28, 2004 .

         1.3.6 "Common Stock" means the shares of common stock of WindsorTech, Inc., a Delaware Corporation , par value $0.001 per share.

         1.3.7 "Effective Date" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective.

         1.3.8 "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

         1.3.10"Person"  means  an  individual,   partnership,  firm,  limited
liability company, trust, joint venture, association, corporation, or any other legal entity.

         1.3.11 "Purchase Price" means the purchase price for the Units.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc.. AND CERTAIN INVESTORS
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         1.3.12 "Registration  Rights  Agreement"  shall  mean the  registration rights agreement between the Investors and the Company attached hereto as Exhibit B.

         1.3.13 "Registration Statement" shall mean the registration statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit B.

         1.3.14 "SEC" means the Securities and Exchange Commission.

         1.3.15 "SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         1.3.16 "Shares" shall mean, collectively, the shares of Common Stock of the Company being subscribed for hereunder and those shares of Common Stock issuable to the Investor upon exercise of the Warrants.

         1.3.17 "Units"   shall  mean  the  Common   Stock  and  the  Warrants
collectively.

         1.3.18 "Warrants" shall mean the Common Stock purchase warrants in the form attached hereto Exhibit A.



                                   ARTICLE II

                    SALE AND PURCHASE OF WINDSORTECH'S UNITS
                               AND PURCHASE PRICE



2.1 Sale of WindsorTech Units Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase the following Units with an aggregate principal amount of a minimum of Three Million, Six Hundred Thousand Dollars ($3,600,000.00) in accordance with the commitments set forth on Schedule A attached hereto, at the Purchase Price on the Closing Date, each Unit consisting of:

         2.1.1 Common Stock Upon execution and delivery of this Agreement and the Company's receipt of the Purchase Price (as described herein), each Investor shall receive shares of Common Stock of the Company at a value of sixty cents ($.60) per share. The Company shall register those shares of Common Stock pursuant to the terms and conditions of a Registration Rights Agreement attached hereto as Exhibit B. The Registration Rights Agreement

                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 3 OF 24


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shall include, but not be limited to, such terms and conditions as the immediate registration of the shares of Common Stock sold hereunder, one demand right if all the shares of Common Stock sold hereunder are not registered or the Registration Statement is subsequently not effective, unlimited "piggy back" registration rights, and liquidated damages to the Investor of thirty percent (30%)of the Purchase Price per annum payable on a monthly basis if the shares of Common Stock are not registered pursuant to an effective Registration Statement within five months of the Closing Date or if the shares of Common Stock are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement including the shares of Common Stock is not effective in the period from five months following the Closing Date through two years following the Closing Date, except that the obligation of the Company terminates when the Investor no longer holds more than twenty percent (20%) of their shares of Common Stock as acquired herein.

2.1.2 Warrants Upon execution and delivery of this Agreement and the Company's receipt of the Purchase Price (as described herein), each Investor shall receive one Warrant for each share of Common Stock purchased. The Warrants, the form of which are attached hereto as Composite Exhibit A shall include, but not be limited to, such terms and conditions as a exercise price of $1.50 per share for up to 3,000,000 shares of Common Stock, and $3.60 for up to 3,000,000 shares of Common Stock per share, all share as more particularly set forth in the Warrants with an expiration date of five (5) years from the date of issuance

2.2 Purchase Price. The purchase price to be paid by each Investor on the Closing Date shall be as defined section 1.3.5 ($.60) sixty cents per share, as the case may be, in accordance with on Schedule A attached hereto, and shall be payable in United States Dollars. Payment to the Company of the Purchase Price shall be made at the Closing Date by wire transfer of funds to the account specified by the Company and provided to the Investor.

2.3 Escrow. The funds received by Gibraltar Bank (the "Escrow Agent") in accordance with Section 2.2 of this Agreement shall be held in escrow pursuant to the terms and conditions of this Section 2.3 of the Agreement. The funds shall be held in a non-interest bearing account. The Escrow Agent shall disburse the funds to the Company, or as the Company shall in writing direct, upon receipt of written confirmation to Escrow Agent from Barron Partners LP that all closing contingencies have been met. If the closing of such transaction has not taken place by the closing date as defined in this Agreement, or the closing date as extended as defined in this Agreement, the Escrow Agent shall return such funds to the Investors immediately and shall return all executed documents to the Company. The Investors and the Company, jointly and severally, agree to indemnify Escrow Agent for, and to hold it harmless against, any loss, liability, damage or expense incurred by Escrow Agent arising out of, or in connection with, this Agreement, any litigation arising in connection with this Agreement or any transaction related in any way hereto, including but not limited to attorneys' fees incurred by Escrow Agent in the event of any question as to the provisions hereof or its duties hereunder, and other costs and expenses incurred by Escrow Agent in fulfilling its duties and responsibilities hereunder, or


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 4 OF 24


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incurred by Escrow Agent defending  itself against any claim of liability (other than, in all such cases, for Escrow Agent's willful misconduct or gross negligence). Escrow Agent shall have no duties arising from this Agreement except those expressly set forth in this Section 2.3 and it shall not be bound by any notice of claim or demand, or any waiver, modification or amendment unless it shall have given its prior written consent thereto.


                                   ARTICLE II

                     CLOSING DATE AND DELIVERIES AT CLOSING

3.1 Closing Date The closing of the transactions contemplated by this Agreement (the "Closing"), unless expressly determined herein, shall be held at the offices of the Company, at at 10:00 a.m.. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

3.2 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investors, the following:

         (a) Within seven (7) business days of the closing, Certificates representing WindsorTech Shares, which certificates shall be duly endorsed to the Investor(s);
         (b)      At or prior to Closing, an executed Agreement;
         (c)      At or prior to Closing,  executed  Warrants in the name of the
                  Investor(s)  in the form attached  hereto as Exhibit A;
         (d)      At or  prior  to  Closing,  an  executed  Registration  Rights
                  Agreement between the Investor(s) and the Company in the form attached hereto as Exhibit B;
         (e) At or prior to Closing, confirmation that the provisions of Paragraph 6.6 herein have been satisfied or commenced, as appropriate; and
         (f) Such other documents or certificates as shall be reasonably requested by the each Investor or its counsel.
         (g) Completion of the acquisition by WindsorTech, Inc. of QualTech International, Inc. and QualTech Services Group, Inc., which closing shall occur concurrently with this closing; it being understood that the proceeds of this closing will be used, in part, to fund the QualTech closings.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 5 OF 24


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3.3  Deliveries  by  Investor.  In addition to and  without  limiting  any other provision of this Agreement, each Investor agrees to deliver, or cause to be delivered, to the Company, as appropriate, the following:

         (a)      At or prior to Closing, the Purchase Price;
         (b)      At or prior to Closing, an executed Agreement;
         (c) At or prior to Closing, an executed Registration Rights Agreement between each Investor and the Company in the form attached hereto as Exhibit B; and
         (d) Such other documents or certificates as shall be reasonably requested by the Company or his counsel.

In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days. The Investors by majority of dollar amount invested may waive any of the Company's conditions of closing.


3.4 Further Assurances. The Company and each Investor shall, upon request, on or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with each Investor, and each Investor shall cooperate with the Company, and no Investor is required to cooperate with any other Investor) by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF WINDSORTECH

         WindsorTech represents and warrants to the Investor(s) (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Purchaser has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1 Organization and Qualification. WindsorTech is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware , and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 6 OF 24


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other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of WindsorTech and its subsidiaries taken as a whole.

4.2 Articles of Incorporation and By-Laws. The complete and correct copies of WindsorTech's Articles of Incorporation and By-Laws, as amended or restated to date which have been filed with the Securities and Exchange Commission as of the Closing Date. The Company will be, prior to closing clarifying its By-laws to eliminate the possibility of claims that it has or which may relate to staggered terms or its board of directors and to eliminate language relating to staggering terms for its directors. Except for these issues, said Articles of Incorporation and By-laws are complete and correct.

4.3      Capitalization.

                  4.3.1 The authorized and outstanding capital stock of WindsorTech is set forth in WindsorTech's Annual Report on Form 10-KSB, filed on March 29, 2004 with the Securities and Exchange Commission and updated on all subsequent SEC Documents. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights.

                  4.3.2 Except pursuant to this Agreement, and as set forth in WidsorTech 's Annual Report on Form 10-KSB, filed on March 29, 2004 with the SEC, as of the date hereof and as of the Closing Date, there are not now outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of WindsorTech , or agreements, understandings or arrangements to which WindsorTech is a party, or by which WindsorTech is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock. The Company agrees to inform the Investors in writing of any additional warrants granted prior to the Closing Date.


                  4.3.3 The Company on the Closing Date (i) will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to each Investor, WindsorTech Shares hereunder, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by each Investor of the Purchase Price to the Company, such Investor will acquire good and marketable title to such Company Stock, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever.

4.4 Authority. WindsortTech has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 7 OF 24


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contemplated hereby. The execution and delivery of this Agreement by WindsorTech and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of WindsorTech is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by WindsorTech and constitutes the legal, valid and binding obligation of WindsorTech , enforceable against WindsorTech in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

4.5 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by WindsorTech does not, and the performance by WindsorTech of their respective obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of WindsorTech ; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to WindsorTech ; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of WindsorTech pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which WindsorTech is a party or by WindsorTech or any of its properties or assets is bound. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect.

4.6 Report and Financial Statements. WindsorTech 's Annual Report on Form 10-KSB, filed on March 29, 2004 with the Securities and Exchange Commission contains the audited financial statements of WindsorTech as of December 31, 2003 (the "Financial Statements"). Each of the balance sheets contained in or incorporated by reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of WindsorTech as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of WindsorTech for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of WindsorTech have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
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4.7 Compliance with Applicable Laws.  WindsorTech is not in violation of, or, to the knowledge of WindsorTech is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

4.8 Brokers. Except for S Partners, LLC, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of WindsorTech

4.9 SEC Documents. WindsorTech acknowledges that WindsorTech is a publicly held company and has made available to the Investors true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to
Section 12 of the 1934 Act, and the Common Stock is listed and traded on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading that the Investor has received from the Company reports with the Securities and Exchange Commission and with the NASD.

4.10 Litigation. To the knowledge of WindsorTech no litigation, claim, or other proceeding before any court or governmental agency is pending or threatened against WindsorTech except: On April 20, 2004, David Loppert, a former employee and Director of the Company initiated suit against the Company seeking a determination as to his status as a Director and seeking to review certain Company records. The Company believes it acted properly in Mr. Loppert's removal. A vast majority of the Documents sought by Mr. Loppert were in his exclusive possession until early2004. Further, the Company has on multiple occasions advised Mr. Loppert that when a proper request (i.e. in the form as required by Delaware statutes) was received, the Company would make documents available to Mr. Loppert. Despite repeated correspondence to this effect, Mr. Loppert failed or refused to do so. The Company does not know why Mr. Loppert is seeking review of the documents. The Company will vigorously defend the claims of Mr. Loppert and does not believe the suit will have a material adverse impact on the Company.

4.11 Exemption from Registration. Subject to the accuracy of the Investors' representations in Article V, except as required pursuant to the Registration Rights Agreement, the sale of the


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                    WindsorTech, Inc. AND CERTAIN INVESTORS
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Units will not  require  registration  under the 1933 Act and/or any  applicable state securities law. When validly converted in accordance with the terms of the Warrants, the Shares underlying the Warrants will be duly and validly issued, fully paid, and non-assessable. The Company is issuing the Units in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933, and/or Section 4(2) of the 1933 Act.


4.12 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Units, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Units, under the 1933 Act, except as required herein.

4.13 No Material Adverse Change. Since December 31, 2003 , no Material Adverse Effect has occurred or exists with respect to the Company that has not been disclosed in the SEC Documents. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since December 31, 2003 , no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investors.

4.14 Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

4.15 Internal Controls And Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

4.16 Full Disclosure. No representation or warranty made by WindsorTech in this Agreement and no certificate or document furnished or to be furnished to the Purchaser pursuant


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 10 OF 24
to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.




                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, as to himself or itself and not as to any other Investor, represents and warrants to the Company with the Company that:

5.1 Organization and Standing of the Investor. Where the Investor is a corporation, such Investor is duly incorporated, validly existing and in good standing under the laws of the state in which it was formed. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor's address. If an entity, the Investor was not formed for the purpose of investing solely in the Units the subject of this Agreement.

5.2 Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action where appropriate. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 11 OF 24

governmental agency in order for it to execute, deliver or perform any of such Investor's obligations under this Agreement or to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.


5.4 Financial Risks. The Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Units by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Units.

5.5 Accredited Investor. The Investor is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Units.

5.6 Brokers. Except for S Partners, LLC, who shall be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investors.

5.7 Knowledge of Company. Each Investor and such Investor's advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units. Each Investor and such Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8 Risk Factors Each Investor understands that such Investor's investment in the Units involves a high degree of risk. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units. Each Investors warrants that such Investor is able to bear the complete loss of such Buyer's investment in the Units.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 12 OF 24

5.9 Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to WindsorTech pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

5.10 Reimbursement of Due Diligence Expenses. Upon closing, the Company shall reimburse Investors for expenses incurred in conducting due diligence up to an aggregate maximum of $10,000. Such reimbursement shall be allocated to Investors that provide proof of payment of such expenses in a proportional manner. If the transaction is not closed there shall be no reimbursement of any due diligence expenses.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

6.2. Reservation Of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock underlying the Warrants.

6.3. Listing Of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a publicly trading market. The Company will take all action to continue the listing and trading of its Common Stock on a publicly traded market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the a publicly traded market.

6.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the 1934 Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investors have disposed of all of their Shares or the shares of Common Stock underlying the Warrants.

6.5. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 13 OF 24
into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.


6.6 Preferred Stock. On or prior to the Closing Date, the Company will cause to be cancelled all authorized shares of Preferred Stock of the Company. For a period of one year from the closing the Company will not issue any preferred stock.

6.7 Independent Directors. The Company will cause the appointment of at least one independent director within ninety (90) days. If no such Director is appointed, the Company shall pay to the Investors, pro rata, as liquidated damages and not as a penalty, an amount equal to ten (10%) of the Purchase Price per annum, payable monthly. The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 6.6 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Company to appoint at least two independent directors in accordance with the provision hereof.

6.8 Use of Proceeds. The Company will use the proceeds from the sale of the Units (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of the Units) for acquisitions and/or working capital.

6.9 Right of First Refusal. Each Investor shall have the right to participate in any financing by the company on a pro rata basis at eighty percent (80%) of the offering price.


6.10 Price Adjustment. If, within the 24 months following the Closing Date, the Company closes on the sale of a note or notes, shares of Common Stock, or shares of a new class of Preferred Stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock, that is less than the Purchase Price (as adjusted to the capitalization per share as of the Closing Date, following any stock splits, stock dividends, or the like) (collectively, the "Subsequent Purchase Price"), the Company shall make a post-Closing adjustment in the Purchase Price so that the effective price per share paid by the Investors at Closing is reduced to the Subsequent Purchase Price as applied to the Investors' then current holdings. Within five business days following the closing of the subsequent sale, the Company shall pay to the Investors the product of the number of Shares owned by Investors on the date of the subsequent sale times the difference between the Purchase Price and the Subsequent Purchase Price. Payment shall be made in cash or issuance of the notes, Preferred


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 14 OF 24

Stock, Common Stock, unit offering or whichever financing is causing the triggering of this provision, at the option of each individual Investor.

6.11 Insider Selling. The earliest any "insiders" can start selling their shares shall be one year from closing. Except that any "insider" may dispose of shares provided the stock price at the time of dispositions at least: $3.40 per share for disposition of up to 100,000 shares per "insider" and thereafter said stock price is at least at $4.80 per share for disposition of up to 100,000 shares per "insider". There shall be no further "lock-up" on any insider dispositions if the stock price shall at any time reach $6.00 per share



                                   ARTICLE VII

                           COVENANTS OF THE INVESTORS

7.1 Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed.

7.2 Transfer Restrictions. The Investor's acknowledge that (1) the Shares, Warrants and shares underlying the Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor's shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares, Warrants and shares underlying the Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Shares, Warrants and shares underlying the Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

7.3 Restrictive Legend. The Investor's acknowledge and agree that the Shares, and, until such time as the Shares have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

   "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 15 OF 24

   STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."


         7.4 Patriot Act. WindsorTech and Investor certify that they have not been designated, and are owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The parties seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the parties hereby represent, warrant and agree that: (i) none of the cash or property that WindsorTech will use to purchase the Shares or has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; (ii) no disbursement by WindsorTech to the Investor, to the extent within WindsorTech's control, shall cause any party to be in violation of the United States Bank Secrecy Act, the United States International Money
Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; (iii) Investor has complied with the United States Bank Secrecy Act, the United States
International Money Laundering Control Act of 1986 and/or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 and Seller's business is not derived from, or related to, any activity that is deemed criminal under United States law. WindsorTech shall promptly notify the Company if any of these representations ceases to be true and accurate regarding WindsorTech. WindsorTech agrees to provide the Company any additional information regarding WindsorTech that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The parties understand and agree that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the parties may undertake appropriate actions to ensure compliance with applicable law or regulation. The Parties understand that either may release information about the other and, if applicable, any underlying beneficial owners, to proper authorities, in their its sole discretion, they determine that it is in the best interests in light of relevant rules and regulations under the laws set forth in this section.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 16 OF 24

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

         The   obligation  of  the  Company  to  consummate   the   transactions
contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1 No Termination.  This Agreement  shall not have been terminated  pursuant to
Article X hereof.

8.2 Representations True and Correct. The representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

8.3 Compliance with Covenants. The Investors shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

8.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.



                                   ARTICLE IX

                 CONDITIONS PRECEDENT TO INVESTOR'S OBLIGATIONS

         The  obligation  of  the  Investors  to  consummate  the   transactions
contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1 No Termination.  This Agreement  shall not have been terminated  pursuant to
Article X hereof.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 17 OF 24

9.2 Representations True and Correct. To the best of WindsorTech's knowledge, the representations and warranties of WindsorTech contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

9.1 Compliance with Covenants . WindsorTech shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

9.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.


                                    ARTICLE X

                        TERMINATION, AMENDMENT AND WAIVER

10.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

         10.1.1 by mutual written consent of the Investors and the Company;

         10.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of WindsorTech set forth in this Agreement, or if any representation or warranty of WindsorTech or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within five (5) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

         10.1.3 by either party prior to closing, if the Closing Date is after May 28, 2004.

10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability on the party of WindsorTech or the Investors or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 18 OF 24

10.3 Amendment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

10.3                          Intentionally Omitted

                                   ARTICLE XI

                               GENERAL PROVISIONS



11.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2 Indemnification. Each Investor, severally and not jointly agrees to defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement by such Investor or failure by such Investors to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

11.3 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Entire Agreement. This Agreement (together with the Schedule, Exhibits, Warrants and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.


11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 19 OF 24
date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation or overnight courier service; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

         If to  WindsorTech,  Inc.:          WindsorTech,  Inc.
                                             70  Lake  Drive
                                             Hightstown, NJ 08520





         With a copy to:                     Burger,  Trailor & Farmer, P.A.
         --------------                      1601 Forum Place, Suite 404
                                             West Palm Beach, Florida  33401
                                             Telephone  Number: (561) 689-1663
                                             Facsimile Number: (561) 689-1707


         If to the Investors:
         -------------------
         To the address listed on Schedule A herein or to the address provided to the Company by an Investor.


11.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 20 OF 24

11.8 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.


11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida , without giving effect to applicable principles of conflicts of law.

11.10 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Florida . If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Florida .. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

11.11 Preparation and Filing of Securities and Exchange Commission filings. Each Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.

11.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13 Survival The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

11.14 Third Parties Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude


                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 21 OF 24
other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]




                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 22 OF 24

         IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

WindsorTech, Inc.





-------------------------

By:
   ----------------------
Title:
      -------------------

                                    INVESTORS



-------------------------------
Andrew Barron Worden
President, General Partner of
Barron Partners LP
730 Fifth Avenue, 9th Floor
New York NY 10019


------------------------------------     ---------------------------------------
Print Name:                              Print Name:
Entity (if appropriate):                 Entity (if appropriate):
                        ------------                             ---------------

------------------------------------     ---------------------------------------
Title: (if appropriate):                 Title: (if appropriate):
                        ------------                             ---------------




------------------------------------     ---------------------------------------
Print Name:                              Print Name:
Entity (if appropriate):                 Entity (if appropriate):
                        ------------                             ---------------

------------------------------------     ---------------------------------------
Title: (if appropriate):                 Title: (if appropriate):
                        ------------                             ---------------





                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 23 OF 24

                                   Schedule A
                                   ----------


NAME AND ADDRESS       AMOUNT OF     NUMBER OF SHARES OF   NUMBER OF WARRANTS
                       INVESTMENT        COMMON STOCK




                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 24 OF 24

                                    Exhibit A
                                    ---------

                                 Form of Warrant
                                 ---------------



                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 25 OF 24

                                    Exhibit B
                                    ---------

                          Registration Rights Agreement
                          -----------------------------





                        STOCK PURCHASE AGREEMENT BETWEEN
                    WindsorTech, Inc. AND CERTAIN INVESTORS
                                  PAGE 26 OF 24